UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: October 31, 2018

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 2, 2018, River Financial Corporation (the “Company” or “RFC”) furnished a Current Report on Form 8-K to report the October 31, 2018 completion of its previously-announced merger (the “Merger”) with PSB Bancshares, Inc. (“PSB”), pursuant to the Agreement and Plan of Merger by and between the Company and PSB, dated as of July 10, 2018 (the “Agreement”). At the closing, PSB merged with and into RFC, with RFC surviving the Merger.  Immediately following the Merger, PSB’s wholly-owned subsidiary bank, Peoples Southern Bank, merged with and into River Bank & Trust (“River Bank”) a wholly-owned subsidiary of the RFC, with River Bank as the surviving bank subsidiary of the Company.

This Current Report on Form 8-K/A amends and supplements the disclosures provided in Item 9.01 of the Current Report on Form 8-K furnished on November 2, 2018. The Company’s acquisition of PSB constitutes a business acquisition at the significance level that requires the filing of financial statements as contemplated by Rule 3.05 of Regulation S-X.  Except as otherwise provided herein, the other disclosures made in the Current Report furnished on November 2, 2018 remain unchanged. The Company does not anticipate that it will further amend this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The audited balance sheets of Peoples Southern Bank as of December 31, 2017 and 2016, and the related audited statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years ended December 31, 2017 and 2016, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.  An audit of PSB Bancshares, Inc. was not performed and it was not practical to have an audit performed.  The audited financial statements of PSB Bancshares, Inc.’s sole subsidiary have been included in this Form 8-K/A.

The unaudited condensed consolidated financial statements of PSB as of and for the nine months ended September 30, 2018 and September 30, 2017 are included as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined consolidated statement of condition as of September 30, 2018, and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2017 and nine months ended September 30, 2018 are incorporated herein by reference to Exhibit 99.4.

(c)	Shell company transactions.

Not applicable.

(d) EXHIBITS

23.1	Consent of Borland Benefield, P.C.

99.1	Audited Financial Statements of Peoples Southern Bank as of and for the years end December 31, 2017 and 2016.

99.2	Unaudited Condensed Consolidated Financial Statements of PSB Bancshares, Inc. as of and for the nine months ended September 30, 2018.

99.3	Unaudited Condensed Consolidated Financial Statements of PSB Bancshares, Inc. as of and for the nine months ended September 30, 2017.

99.4

Unaudited Pro Forma Combined Consolidated Financial Statements of River Financial Corporation as of September 30, 2018, and for the year ended December 31, 2017 and nine months ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: January 11, 2019	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer